UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 5, 2004

HUBBELL INCORPORATED

(Exact name of registrant as specified in its charter)

CONNECTICUT	1-2958	06-0397030

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

584 Derby Milford Road, Orange, Connecticut	06477-4024

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (203) 799-4100

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On November 5, 2004, Hubbell Incorporated (“Hubbell”) issued the press release attached as Exhibit 99.1 hereto and incorporated herein by reference, announcing that Gregory F. Covino, Hubbell’s Corporate Controller and Chief Accounting Officer, has been appointed Interim Chief Financial Officer of the Company, to serve on an interim basis in place of William T. Tolley, who has been placed on a paid administrative leave.

     Mr. Covino , 39, joined Hubbell in 1999 as its Director of Corporate Accounting and was elected Corporate Controller and Chief Accounting Officer on June 6, 2002. Prior to joining Hubbell, he served as Assistant Controller of Otis Elevator Company, a subsidiary of United Technologies Corp.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit No.	Document Description
99.1	Press Release dated November 5, 2004

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUBBELL INCORPORATED

(Registrant)

Date November 5, 2004
/s/ Richard W. Davies

(Signature)*
Name: Richard W. Davies
*Print name and title of the signing officer under his signature.	Title: Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Document Description
99.1	Press release dated November 5, 2004